UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2013

Mimvi, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

440 N. Wolfe Road

Sunnyvale, California 94085

(Address of principal executive offices)

805-379-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

As previously disclosed in its Current Report on Form 8-K filed January 7, 2013, effective January 7, 2013, Mimvi, Inc. completed the acquisition of Lone Wolf, Inc., a California corporation, pursuant to an Agreement and Plan of Merger dated August 6, 2012, as amended on December 28, 2012. This Form 8-K/A amends the Current Report on Form 8-K referred to above to include the financial statements of Lone Wolf, Inc. required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which are attached hereto as Exhibits 99.1 through 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The Audited Financial Statements of Lone Wolf, Inc., as of June 30, 2011 and 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Unaudited Financial Statements of Lone Wolf, Inc., as of September 30, 2012 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Consolidated Pro Forma Balance Sheets as of September 30, 2012 and December 31, 2011, and the Unaudited Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited consolidated Pro Forma Statement of Operations is attached here to as Exhibit 99.4 and incorporated herein by reference.

Exhibit No.	Description

99.1	Audited Financial Statements of Lone Wolf, Inc., as of June 30, 2011 and 2012.
99.2	Unaudited Financial Statements of Lone Wolf, Inc., as of September 30, 2012.
99.3

Unaudited Consolidated Pro Forma Balance Sheets as of September 30, 2012 and December 31, 2011.

Unaudited Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2012 and the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMVI, INC.

Date: February 8, 2013	By:	/s/ Michael Poutre
President and Chief Executive Officer